Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.31

NINTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This NINTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of September 28, 2018 (the “Ninth Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Ninth Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program (the “Agreement”);

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, that certain Third Amendment to the Agreement, dated as of December 21, 2017, that certain Fourth Amendment to the Agreement, dated as of [pending signature], that certain Fifth Amendment to the Agreement, dated as of August 16, 2018, that certain Sixth Amendment to the Agreement, dated as of September 26, 2018, that certain Seventh Amendment to the Agreement, dated as of September 26, 2018, and that certain Eighth Amendment to the Agreement, dated as of [pending signature], in each case, to amend certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Ninth Amendment to the Agreement to further amend the Agreement and to set forth additional terms and conditions to govern the Program.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AMENDMENTS TO THE AGREEMENT

1)
Warranty Period - Maintenance of Program Launch Resources: For a period of [***] from the Launch Date, Bank will maintain the business and technical resources listed on Schedule “A” to support, respond to and remedy any technical issues, bug fixes or issues with the Program for [***].

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2)	Additional Resources: Bank deployed the business and technical resources to support T-Mobile-specific features delivered from [***] related to the following Company-specific features:

i)	Usage of [***] throughout the T-Mobile MONEY experience, [***];

ii)	Removing [***] throughout the app and updates to support Company brand;

iii)	Various updates to the application content and style, including promotional programs such as [***] language changes, T-Mobile MONEY logo, content, and UX improvements;

iv)	Change request to [***], and make it configurable post- launch;

v)	Company employee support for [***] through [***];

vi)	[***];

vii)	Various updates to data integration between Company and Bank based on changes discovered in testing, or descopes from Company.

3)	[***]

IN WITNESS WHEREOF, this Ninth Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	10/9/2018	Date:	09/28/2018

DocuSigned by:
T-Mobile Legal Approval By
:/s/ [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Schedule A
List of Resources for Warranty Period

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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